UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2023

Oak Street Health, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-39427	84-3446686
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

30 W. Monroe Street

Suite 1200

Chicago, Illinois 60603

(Address of principal executive offices) (Zip code)

(844) 871-5650

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	OSH	New York Stock Exchange

Securities registered pursuant to section 12(g) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging Growth Company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the completion of the previously announced entry into that certain Agreement and Plan of Merger, dated as of February 7, 2023 (the “Merger Agreement”), by and among Oak Street Health, Inc. (“Oak Street Health” or the “Company”), a Delaware corporation, CVS Pharmacy, Inc. (“Parent”), a Rhode Island corporation and wholly-owned subsidiary of CVS Health Corporation (“CVS Health”), Halo Merger Sub Corp., a Delaware corporation and indirect, wholly-owned subsidiary of Parent (“Merger Sub”), and, for the limited purposes set forth therein, CVS Health.

On May 2, 2023 (the “Closing Date”), pursuant to the Merger Agreement, Merger Sub merged with and into Oak Street Health (the “Merger”), with Oak Street Health surviving the Merger as an indirect wholly-owned subsidiary of Parent.

Item 1.01 - Entry into a Material Definitive Agreement

On May 2, 2023, Oak Street Health entered into a first supplemental indenture (the “First Supplemental Indenture”) to the indenture dated as of March 16, 2021 (the “Base Indenture,” and as supplemented by the First Supplemental Indenture, the “Indenture”), between the Company and U.S. Bank National Association, as trustee, relating to Oak Street Health’s 0% Convertible Senior Notes (the “Convertible Senior Notes”).

As of May 2, 2023, $920 million of the Convertible Senior Notes are outstanding.

Pursuant to the terms of the Indenture, the First Supplemental Indenture was required to be entered into in connection with the consummation of the Merger. As provided by the First Supplemental Indenture, from and after the effective time of the Merger (the “Effective Time”), the right to convert each $1,000 principal amount of the Convertible Senior Notes into shares of Oak Street Health’s common stock, par value $0.001 per share (“Oak Street Health Common Stock”), was changed to a right to convert such principal amount of Convertible Senior Notes solely into an amount in cash equal to the Conversion Rate (as defined in the Indenture) in effect on the Conversion Date (as defined in the Indenture) (subject to any adjustments under Section 14.03 of the Base Indenture) multiplied by $39.00, the consideration paid per share of Oak Street Health Common Stock pursuant to the Merger Agreement (the “Per Share Price”). As provided by Section 2.1 of the First Supplemental Indenture, the Conversion Rate is equal to 12.6328 shares of Oak Street Health Common Stock per $1,000 principal amount of Convertible Senior Notes. Upon conversion, each holder of Convertible Senior Notes will be entitled to receive $492.6792 per $1,000 principal amount of the Convertible Senior Notes.

Under the Indenture, the consummation of the Merger constitutes a Share Exchange Event, a Fundamental Change and a Make-Whole Fundamental Change (each as defined in the Indenture). The effective date of the Share Exchange Event, Fundamental Change and Make-Whole Fundamental Change in respect of the Convertible Senior Notes is May 2, 2023, which is the Closing Date of the Merger.

As a result of the Fundamental Change, each holder of Convertible Senior Notes will have the right to (i) require the Company to repurchase its Convertible Senior Notes pursuant to the terms and procedures set forth in the Indenture for a cash repurchase price equal to 100% of the principal amount of the Convertible Senior Notes to be so repurchased, plus accrued and unpaid Special Interest (as defined in the Indenture) thereon, if any, to, but excluding, the Fundamental Change Repurchase Date (as defined in the Indenture) or (ii) convert its Convertible Senior Notes in accordance with the terms of the Indenture, as described above. The repurchase of the Convertible Senior Notes will result in a significantly higher payment to a holder thereof than a conversion of the Convertible Senior Notes by such holder. The foregoing descriptions of the Indenture and the other transactions contemplated thereby do not purport to be complete and are subject to, and qualified in their entirety by reference to, the full text of the Base Indenture, a copy of which was filed as Exhibit 4.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on March 16, 2021, and the First Supplemental Indenture, a copy of which is filed hereto as Exhibit 4.1, each of which are incorporated by reference into this Item 1.01.

Item 1.02 – Termination of a Material Definitive Agreement

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.02.

On March 16, 2021, in connection with the offering of the Convertible Senior Notes, the Company entered into capped call transactions (the “Capped Call Transactions”) with JPMorgan Chase Bank, National Association, New York Branch, Deutsche Bank AG, London Branch, Royal Bank of Canada, represented by RBC Capital Markets, LLC, Citibank, N.A., Barclays Bank PLC, through its agent Barclays Capital Inc., Morgan Stanley & Co. LLC, and Goldman Sachs & Co. LLC (together with any successors, assignees or transferees thereof, the “Capped Call Counterparties”) to mitigate the impact of potential economic dilution to Oak Street Health Common Stock upon conversion of the Convertible Senior Notes.

In connection with the Merger, the Capped Call Transactions will be terminated in exchange for cash payments by the Capped Call Counterparties to the Company.

Concurrently with the closing of the Merger, Oak Street Health repaid all obligations outstanding under, and concurrently terminated, that certain Loan and Security Agreement, dated as of September 30, 2022, by and among Oak Street Health and certain of its subsidiaries, as borrowers, each additional borrower from time to time party thereto, Hercules Capital, Inc., as administrative agent and collateral agent, Hercules Capital, Inc., First-Citizens Bank & Trust Company (as successor by purchase to Silicon Valley Bridge Bank, N.A.) and the several banks and other financial institutions from time to time party thereto as lenders (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Existing Loan Agreement”). The material terms of the Existing Loan Agreement are described under “Entry into a Material Definitive Agreement” in Oak Street Health’s Current Report on Form 8-K filed on October 3, 2022.

Item 2.01 – Completion of Acquisition or Disposition of Assets

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

At the Effective Time, upon the terms and subject to the conditions of the Merger Agreement, each share of Oak Street Health Common Stock that was issued and outstanding as of immediately prior to the Effective Time (other than Oak Street Health Common Stock (i) held by Oak Street Health as treasury stock as of immediately prior to the Effective Time, (ii) owned by Parent or any of its subsidiaries (including Merger Sub) as of immediately prior to the Effective Time, (iii) owned by stockholders who have properly exercised appraisal rights under Delaware law and (iv) subject to outstanding Oak Street Health restricted stock awards (each, an “Oak Street Health Restricted Stock Award”)) was automatically cancelled and converted into the right to receive the Per Share Price, without interest and subject to applicable tax withholdings.

In addition, pursuant to the Merger Agreement, at the Effective Time:

(a)

each outstanding and unexercised option to purchase shares of Oak Street Health Common Stock (each, an “Oak Street Health Stock Option”) that was vested or that, as a result of the Merger, became vested as of the Effective Time (with any performance conditions applicable to such Oak Street Health Stock Options determined in accordance with the applicable award agreement as of immediately prior to the Effective Time) and had an exercise price per share less than the Per Share Price, was automatically cancelled and converted into the right to receive an amount in cash (without interest and subject to applicable tax withholdings) equal to the product of the number of shares of Oak Street Health Common Stock subject to such Oak Street Health Stock Option as of immediately prior to the Effective Time multiplied by the excess of the Per Share Price over the exercise price per share of such Oak Street Health Stock Option;

(b)

each outstanding and unexercised Oak Street Health Stock Option that had an exercise price per share that was equal to or greater than the Per Share Price (whether vested or unvested) was automatically cancelled for no consideration;

(c)

each Oak Street Health Stock Option that was unvested at the Effective Time and not cancelled pursuant to the provisions described in the preceding paragraphs was automatically cancelled and converted into the contractual right to receive a payment in cash (without interest and subject to applicable tax withholdings) equal to the product of the number of shares of Oak Street Health Common Stock subject to such Oak Street Health Stock Option as of immediately prior to the Effective Time multiplied by the excess of the Per Share Price over the exercise price per share of such Oak Street Health Stock Option (each, a “Converted Option Cash Award”), and each Converted Option Cash Award is subject to the same terms and conditions (including applicable vesting provisions, but excluding exercise provisions) as applied to the corresponding Oak Street Health Stock Option immediately prior to the Effective Time and will become payable in accordance with the original vesting schedule applicable to the corresponding Oak Street Health Stock Option, except that each Converted Option Cash Award provides that the unvested portion, if any, of such Converted Option Cash Award will immediately vest and become payable upon a termination of the holder’s employment or services without cause or a resignation by the holder for good reason that occurs within the twelve (12) month period following the Effective Time;

(d)

each Oak Street Health Restricted Stock Award that was outstanding as of immediately prior to the Effective Time was automatically assumed by Parent and converted into a corresponding CVS Health restricted stock award (each, an “Assumed Restricted Stock Award”) on the same terms and conditions (including applicable vesting and expiration provisions) as applied to each such Oak Street Health Restricted Stock Award immediately prior to the Effective Time, except that each Assumed Restricted Stock Award covers a number of whole shares of CVS Health common stock (“CVS Health Common Stock”) equal to the product of the number of shares of Oak Street Health Common Stock underlying such Assumed Restricted Stock Award as of immediately prior to the Effective Time multiplied by the quotient obtained by dividing (i) the Per Share Price by (ii) the volume weighted average closing sale price (rounded to the nearest cent) of one share of CVS Health Common Stock as reported on the New York Stock Exchange as reported on Bloomberg L.P. under the function “VWAP” (or, if not reported therein, in another authoritative source mutually selected by the parties) for the ten (10) consecutive trading days ending on (and including) the date that was two (2) trading days immediately preceding the Effective Time (as adjusted as appropriate to reflect any stock splits, stock dividends, combinations, reorganizations, reclassifications or similar events), rounded to the nearest 0.0001 (such quotient, the “Equity Award Exchange Ratio”), and such Assumed Restricted Stock Award provides that the unvested portion, if any, of such Assumed Restricted Stock Award will immediately vest and settle upon a termination of the holder’s employment or services without cause or a resignation by the holder for good reason that occurs within the twelve (12) month period following the Effective Time;

(e)

each Oak Street Health restricted stock unit award (each, an “Oak Street Health RSU”) that was outstanding as of immediately prior to the Effective Time that was vested or, as a result of the Merger, became vested as of the Effective Time (in each case, with any performance conditions applicable to such Oak Street Health RSU determined in accordance with the applicable award agreement as of immediately prior to the Effective Time) was automatically cancelled and converted into the right to receive, an amount in cash (without interest and subject to applicable tax withholdings) equal to the product of the Per Share Price multiplied by the number of shares of Oak Street Health Common Stock subject to such Oak Street Health RSU as of immediately prior to the Effective Time (“Cash-Out Oak Street Health RSU”);

(f)

each Oak Street Health RSU granted on or after the date of the Merger Agreement that was outstanding and unvested as of the Effective Time was automatically assumed by Parent and converted into a corresponding CVS Health restricted stock unit award (each, an “Assumed RSU Award”) on the same terms and conditions (including applicable vesting and expiration provisions) as applied to each such Assumed RSU Award immediately prior to the Effective Time, except that each Assumed RSU Award covers a number of whole shares of CVS Health Common Stock equal to the product of the number of shares of Oak Street Health Common Stock underlying such Assumed RSU Award as of immediately prior to the Effective Time multiplied by the Equity Award Exchange Ratio; and

(g)

each Oak Street Health RSU (other than Cash-Out Oak Street Health RSUs and Oak Street Health RSUs granted on or after the date of the Merger Agreement) that was outstanding and unvested immediately prior to the Effective Time was automatically cancelled and converted into the contractual right to receive a payment in an amount of cash (without interest and subject to applicable tax withholdings) equal to the Per Share Price multiplied by the total number of shares of Oak Street Health Common Stock subject to such Oak Street Health RSU as of immediately prior to the Effective Time (each, a “Converted RSU Cash Award”), and each Converted RSU Cash Award is subject to the same terms and conditions (including time-based vesting) as applied to such Oak Street Health RSU immediately prior to the Effective Time and will become payable in accordance with the original vesting schedule applicable to the corresponding Oak Street Health RSU, except that each Converted RSU Cash Award provides that the unvested portion, if any, of such Converted RSU Cash Award will immediately vest and become payable upon a termination of the holder’s employment or services without cause or a resignation by the holder for good reason that occurs within the twelve (12) month period following the Effective Time.

The foregoing description of the Merger, the Merger Agreement and the other transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by Oak Street Health with the SEC on February 8, 2023, which is incorporated by reference herein.

Item 3.01 – Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

On the Closing Date, Oak Street Health (i) notified the New York Stock Exchange (“NYSE”) of the consummation of the Merger and (ii) requested that NYSE file with the SEC a Form 25 Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) to delist and deregister the shares of Oak Street Health Common Stock under Section 12(b) of the Exchange Act. Upon effectiveness of the Form 25, Oak Street Health intends to file with the SEC a Certification and Notice of Termination on Form 15 to deregister the Oak Street Health Common Stock and suspend Oak Street Health’s reporting obligations under Sections 13 and 15(d) of the Exchange Act. Trading of Oak Street Health Common Stock on NYSE was halted prior to the opening of trading on the Closing Date.

Item 3.03 – Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and Items 2.01, 3.01 and 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

As a result of the Merger, each share of Oak Street Health Common Stock that was issued and outstanding immediately prior to the Effective Time (except as described in Item 2.01 of this Current Report on Form 8-K) was automatically converted, at the Effective Time, into the right to receive the Per Share Price. Accordingly, at the Effective Time, the holders of such shares of Oak Street Health Common Stock ceased to have any rights as stockholders of Oak Street Health, other than the right to receive the Per Share Price.

Item 5.01 – Change in Control of Registrant.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the Merger, at the Effective Time, a change of control of Oak Street Health occurred, and Oak Street Health became an indirect wholly-owned subsidiary of Parent.

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and Items 2.01 and 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

As a result of the Merger, at the Effective Time, Mike Pykosz, Geoffrey Price, Griffin Myers, M.D., Regina Benjamin, M.D., Cheryl Dorsey, M.D., Julie Klapstein, Robbert Vorhoff, Srdjan Vukovic, Mohit Kaushal, Kim Keck and Paul Kusserow each resigned from the Board of Directors of Oak Street Health (the “Board”) and from any and all committees of the Board on which they served and ceased to be directors of Oak Street Health, and the directors of Merger Sub immediately prior to the Effective Time were appointed as directors of Oak Street Health.

In addition, the incumbent officers of Oak Street Health immediately prior to the Effective Time ceased serving in their respective positions as officers of Oak Street Health, and Mike Pykosz, Timothy Cook, Robert Guenthner and the officers of Merger Sub immediately prior to the Effective Time were appointed as officers of Oak Street Health and will serve as officers until their respective successors are duly elected or appointed and qualified in accordance with applicable law or their earlier death, resignation or removal.

Item 5.03 – Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introductory Note and Items 2.01 and 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Pursuant to the Merger Agreement, at the Effective Time, each of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws of Oak Street Health were amended and restated in their entirety to be replaced by the certificate of incorporation and bylaws of Merger Sub as in effect immediately prior to the Effective Time except that all references to Merger Sub were automatically amended and became references to Oak Street Health. Copies of the certificate of incorporation and the bylaws of Oak Street Health are filed as set forth in Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K, which are incorporated herein by reference.

Item 8.01 Other Events

On May 2, 2023, CVS Health issued a press release announcing the closing of the Merger. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference in its entirety herein.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

2.1†	Agreement and Plan of Merger, dated as of February 7, 2023, by and among CVS Pharmacy, Inc., Halo Merger Sub Corp., Oak Street Health, Inc. and, for the limited purposes set forth therein, CVS Health Corporation (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on February 8, 2023).

3.1	Second Amended and Restated Certificate of Incorporation of Oak Street Health, effective May 2, 2023.

3.2	Second Amended and Restated Bylaws of Oak Street Health, effective May 2, 2023.

4.1	First Supplemental Indenture, dated as of May 2, 2023, to the Indenture, dated March 16, 2021, between the Company and U.S. Bank National Association, as trustee.

99.1	CVS Health Press Release, dated as of May 2, 2023.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

†

Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OAK STREET HEALTH, INC.

Date: May 2, 2023	By:	/s/ Robert Guenthner
	Name:	Robert Guenthner
	Title:	Chief Legal Officer and Assistant Secretary